                                                                    Exhibit 99.2

                       OFFICE OF THE UNITED STATES TRUSTEE

-----------------------------------------------------           --------------------------------------------------------
In re:                                                           DEBTOR IN POSSESSION OPERATING REPORT

Casmyn Corp. a Colorado Corporation
28720 Canwood Street, Suite 207                                  Report Number:      3
Agoura Hills, CA 91301                  Debtor,                  For the Period FROM:           02/01/00
-----------------------------------------------------
Chapter 11 Case No:  SV 99-23968-AG                                             TO:             02/29/00
-----------------------------------------------------           --------------------------------------------------------

1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                                             -
          Other Operating Revenues                                                                -
                                                                                     ---------------
          Gross Profit                                                                                                         -
           Less Operating Expenses:
                Officer Compensation                                                       $ 30,833
                Compensation and Fees - Others                                                8,750
                                                                                     ---------------
                   Total Compensation                                                                                   $(39,583)
                Rent and Lease Exp. (Real Property and Personal Property)                     4,045
                Insurance                                                                     4,821
                Utilities (Gas, Electricity, Water, Telephone, etc.)                          1,553
                Depreciation and Amortization
                Filing Fees
                Repairs and Maintenance
                Publications
                Professional Services:
                  Accounting                                                                  4,480
                  Legal
                Shareholder Related
                Supplies, Office Expenses, Photocopies, etc.                                 11,962
                Travel and Entertainment                                                      2,733
                Transfers to S.A./Zimbabwe                                                   16,333
                Miscellaneous Operating Expenses:
                  Bankruptcy Related                                                        196,393
                  Total Operating Expenses                                                                              (242,320)
                                                                                     ---------------                   ----------
                       Net Gain/Loss from Business Operations                                                           (281,903)
     B.  Not related to Business Operations:
          Income:
                Interest Income                                                              13,112
                Other Non-Operating Revenues                                                      4
                                                                                     ---------------
                Total Non-Operating Income                                                                                13,116
          Expenses Not Related to Business Operations:
                Legal and Professional Fees
                Total Non-Operating Expenses
                                                                                                                       ----------
NET INCOME/LOSS FOR PERIOD                                                                                             $(268,787)
                                                                                                                       ==========